Exhibit 99.1

As of May 6, 2010

2 Safe Harbor Statement  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current plans and expectations of future events of Comfort Systems USA, Inc. and involve risks and uncertainties that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, among others, the use of incorrect estimates for bidding a fixed-price contract, undertaking contractual commitments that exceed our labor resources, failing to perform contractual obligations efficiently enough to maintain profitability, national or regional weakness in construction activity and economic conditions, financial difficulties affecting projects, vendors, customers, or subcontractors, our backlog failing to translate into actual revenue or profits, difficulty in obtaining or increased costs associated with bonding and insurance, impairment to goodwill, errors in our percentage-of-completion method of accounting, the result of competition in our markets, our decentralized management structure, shortages of labor and specialty building materials, retention of key management, seasonal fluctuations in the demand for HVAC systems, the imposition of past and future liability from environmental, safety, and health regulations including the inherent risk associated with self-insurance, adverse litigation results and other risks detailed in our reports filed with the Securities and Exchange Commission. A further list and description of these risks, uncertainties and other factors are discussed under "Item 1A. Company Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009." These forward-looking statements speak only as of the date of this filing. Comfort Systems USA, Inc. expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change in events, developments, conditions or circumstances on which any such statement is based.

3 To be the nation’s premier HVAC and mechanical systems installation and services provider. Vision

4 Mission To provide the best value HVAC and mechanical systems installation and service, principally in the mid-market commercial, industrial, and institutional sectors, while caring for our customers, employees and the environment and realizing superior returns for our stockholders.

5 Act with honesty and integrity. Show respect for all stakeholders. Exceed customer expectations. Seek “win-win” solutions. Demonstrate spirit, drive, and teamwork. Pursue innovation. Achieve premier safety performance. Commit to energy efficiency. Communicate openly..and often. Impact our communities positively. Values

6 Comfort Systems USA National Commercial, Industrial, Institutional HVAC/Piping/Plumbing/Energy Efficiency  Strong balance sheet Substantial positive cash flow  49% new construction; 51% service, repair, retrofit 2009 Full Year Revenues $1.1 billion

Comfort Systems USA’s TEAM  William F. Murdy (68) Chairman/CEO Industry: 20 years CSUSA 10 years Club Quarters (CEO), Land Care (CEO), GID (CEO), Morgan Stanley Venture Capital (Pres)    PRI (COO), US Army (10 years)  BS-West Point,  MBA-Harvard   William George (45) EXVP-CFO Industry: 13 years CSUSA 13 years 1997-2005 SVP, General Counsel 1995-1997 American Medical Response – VP, General Counsel 1992-1995 Corporate Counsel, Ropes & Gray BS Econ-BYU JD-Harvard    Brian Lane (53) EXVP- President, COO Industry:  25 years CSUSA 6 years 2002-2003 Capstone Turbine Corp.- Regional Director 2000-2002 Kvaerner-VP & General Manager 1986-2000 Halliburton – Regional Director BS-Notre Dame  MBA-Boston College    Thomas N. Tanner (61) SVP- Region 1 Industry:  34 years CSUSA 11 years  2004 SVP-Operations,  2001-2003 RVP-East Region 1999-2001 Regional Controller - East Region 1980-1999 Armani Plumbing & Mechanical  Woodcock & Assoc., ABJ Fire Protection Co. VP, CFO BA - Syracuse  Dean Tillison (60) SVP - Region 2 Industry:  37 years CSUSA 13 years 1972-1990 Fred Hayes Mechanical Contractors Vice President, SRVP, President/Owner BS-Tennessee Licensed HVAC contractor in  NC, TN & VA  Charles Diltz (56) SVP - Region 3 Industry:  26 years CSUSA 7 years 2001-2002 Goodman-Distribution - President 1999-2001 Indoor Comfort-EXVP, COO 1995-1999 York Vice President BSBA Ohio State University MBA-University of Dayton    Brewster Earle (52)  VP Energy Services Industry:  29 years CSUSA 7 years 2001-2003 Healthcare Services Johnson Controls 1996-2001 NE Utilities – Account Executive  MBA-Rensselaer BS - University of Connecticut   Kim Cotter (41) SVP Service Operations Industry:  20 years CSUSA 5 Years 2001-2006 Carrier Commercial - Service Area Manager, Service Manager BA-Bowling Green  HVAC Ohio Contractor’s License   7

8 Comfort Today Over $20M $10M - $20M Comfort Systems USA Energy Services Comfort Systems USA National Accounts ANNUAL REVENUES Region 3 Region 1 Region 2

9 What We Do Commercial HVAC Building comfort  a “necessity” Mechanical equipment – requires service, repair, replacement Increasing technical content and building automation Energy efficiency and Indoor Air Quality (IAQ) emerging Outsourcing D R I V E R S Commercial, Industrial, Institutional HVAC – A $40B+ Industry Applied Systems Energy Efficiency Piping

10 Industry Trend Toward Service & Replacement (Recurring Revenue) 5+ million commercial  buildings (DOE) Recurring service 20 year replacement  cycle “Inventory” of future business OEMs note significant deferred maintenance & replacement over recent years Source: The Trane Company NEW CONSTRUCTION 70% 30% 0% 50% 100% 1980 Share of Industry Revenues Time 70% 30% SERVICE & REPLACEMENT

11 17% 34% 49% Revenues by Activity New Construction/ Installation Replacement Service and Maintenance 2010 YTD

12 PROJECT SIZE # OF PROJECTS (As of March 31, 2010) Diverse Project Mix Average Project Size $365,000  Average Project Length 6-9 months  Value of Projects >$1M $1,086.8M  Value of Projects <$1M $463.5M 3,982 209 41 13 7 TOTAL PROJECTS = 4,252

13 Healthcare Education Government Manufacturing Office Building Multi-Family Retail/Restaurants Other Residential Top 20 Customers Diverse End-Use Base  Served by 16 different Comfort operating units Largest customer = less than 3% of revenues Lodging & Entertainment 2010 YTD   Religious & Not-for-Profit

14 Diverse End-Use Base Omni Orlando Resort at ChampionsGate Orlando, Florida  University Hospital Little Rock, Arkansas Arboretum Elementary School Waunakee, Wisconsin  Iowa Renewal Energy Washington, Iowa

15 Competitive Advantages High quality operations Ability to leverage and proliferate  technical expertise Ability to collaborate on large jobs  and share labor Energy efficiency services National multi-location service capability Purchasing economics Balance sheet strength Bonding and insurance Strong safety record

16 Lost Time Injury Rate is 54% less than industry average Achieved 97% training completed OSHA Incident Rate is 44% less than industry average  OSHA Recordable Rate Source:  Bureau of Labor Statistics, Standard Industry Classification (SIC)  Code 20 1710 – Specialty Trades Contractors  – HVAC and Plumbing & North American Industry Classification System (NAICS) Code 23822 Safety 44%  Difference 20%  Difference Industry Average  (October 2008 – latest available data) Comfort Systems USA (March 2010 data) Our safety record is no accident.

17 854 1,370 1,591 1,546 820 1057 900 346 275 205 History – Financial  Nonresidential Construction Spending (FW Dodge) 9/11/01 1110 298 854 1,370 1,591 1,546 785 767 883 1,048 1,102 1,322 Revenues Sale of Assets Acquisition Phase and Industry Growth $ Revenue Capital Management Structure $ Debt Debt –TTM  EBITDA  Sale of Assets 1,129 819 0 500 1,000 1,500 2,000 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

18 Financial Overview

19 Financial Profile  ($ in millions, except per share amounts)  2010 2009 236.5 $280.3 $5.7 $15.2 $ % Revenue 2.4% 5.4% Operating Income 2.1 $12.0 $ % Revenue 0.9% 4.3% Net Income - Continuing Operations 1.2 $7.1 $ % Revenue 0.5% 2.5% Diluted EPS - Continuing Operations 0.03 $0.18 $ Free Cash Flow (12.6) $(5.6) $ Debt 7.4 $9.7 $ Cash 109.8 $108.1 $ Backlog 524.7 $716.6 $ * See Slide 39 for GAAP Reconciliation to Adjusted EBITDA Revenues Adjusted EBITDA (*). 1Q

20 Revenues Revenues  (in millions) Note: Excludes all divested and discontinued operations $883 $1,048 $1,102 $1,322 $1,129 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 2005 2006 2007 2008 2009

21 Operating Margins (a) Annual Operating Margin This table includes non-GAAP financial information as the information provided excludes goodwill impairment charges of $33.9 million for 2005.  No goodwill impairment charge was recorded for 2006, 2007, 2008 or 2009. 0% 1% 2% 3% 4% 5% 6% 7% 2005 2006 2007 2008 2009

22 Backlog (in millions) Note: Excludes all divested and discontinued operations

23 Strong Cash Flows (in millions) 2009 2008 2007 Cash From Operating Activities 54.3 $82.9 $83.6 $ Purchases Of Property and Equipment (9.5) (14.6) (11.1) Proceeds From Sales Of Property and Equipment 0.8 0.6 0.3 Free Cash Flow 45.6 $68.9 $72.8 $ Year Ended December 31,

24 Financial Strengths Market share up – revenue and profit performance better than industry Commitment to cost containment $110 million cash at 3/31/10; substantial credit capacity if needed Positive free cash flow for eleven calendar years

25 Profile For Growth T I M E E A R N I N G S Service ACQUISITIONS INCREMENTAL SERVICE GROWTH CURRENT OPERATIONS (CONSTRUCTION AND SERVICE) ENERGY EFFICIENCY Commercial HVAC ACQUISITIONS

26 Operations Increase Productivity Education Leadership Project Managers Superintendents Service Sales Service Operations Craft Safety Best Practices Project Management Estimating Cooperation with suppliers Prefabrication New materials and methods

27 Job Loop Project Estimating Post-Project Review We review projects and apply what we have learned to improve our performance. Project Pricing Project Qualification Project Management

28 The only things that evolve by themselves in an organization are disorder, friction and malperformance. -Peter Drucker

29 Service Increase Service* Grow Maintenance Base Education Employees and Customers Higher margin opportunity Recurring revenue National accounts $2.50+ of repair and replacement  for every $1.00 of maintenance Target Retrofit Projects Energy Efficiency Indoor Air Quality (IAQ) * Maintenance, service, repair, retrofit

30 National Account Customers *Trademarks and logos are the property of their respective owners.

31 Energy Efficiency-Retrofitting HVAC Green Is Part Of Our Business Energy costs drive need for efficiency HVAC 30% - 65 % electric usage Energy Star (Dept. of Energy/EPA) / LEED (USGBC)  2- 4 year pay outs depending on electric rates, usage, age, incentives Use Our Energy to Save Yours! ™

32 Growth Internal  More of what we do best Service Energy efficiency Step Out Growth New locations for existing companies Techs “on their own” Targeted acquisitions Best HVAC oriented mechanical in new area

33 $20 million + in revenue Construction and service  In a growing market in new area Company that has performed well in the past and has continuing demonstrable upside Organizational structure capable of sustaining/improving the company Ownership/management that wants to stay on to operate company  The Ideal Candidate

34 Boise, ID  Charleston, SC  Columbia/Florence, SC Dallas/Fort Worth, TX El Paso, TX Ft. Lauderdale, FL Los Angeles, CA  Norfolk, VA Target Markets (Listed Alphabetically) Omaha, NE Portland, OR  Richmond, VA San Antonio, TX Savannah, GA Spartanburg/Greenville, SC Tampa, FL

35 Outlook Long-Term $40+ billion fragmented industry HVAC is a basic necessity Commercial construction continuing Growing installed base for recurring maintenance, service, repair and retrofit Scale opportunities – service, purchasing, prefab, bonding, best practices Diverse customer base and geography Energy efficiency and Indoor Air Quality Financially and operationally sound – continuing to grow organically and by acquisition

36 What We Do

37

38 Appendix

39 Appendix – GAAP Reconciliation To Adjusted EBITDA (in thousands) March 31, 2010% 2009 % Net Income 1,927 $6,942 $ Discontinued Operations (762) 180 Income Taxes 730 4,730 Other (Income) Expense (12) 7 Interest Expense, net 221 110 Gain on Sale of Assets (5) (2) Depreciation and Amortization 3,636 3,245 Adjusted EBITDA 5,735 $2.4% 15,212 $ 5.4% Note 1: The Company defines adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) as net income, excluding discontinued operations, income taxes, other (income) expense,  interest expense, net, gain on sale of assets and depreciation and amortization. Other companies  may define Adjusted EBITDA differently. Adjusted EBITDA is presented because it is a financial measure that is  frequently requested by third parties. However, Adjusted EBITDA is not considered under generally accepted  accounting principles as a primary measure of an entity’s financial results, and accordingly, Adjusted EBITDA  should not be considered an alternative to operating income, net income, or cash flows as determined under  generally accepted accounting principles and as reported by the Company. Three Months Ended

C O N T A C T: Bill George Executive Vice President and CFO 1-800-723-8431 bgeorge@comfortsystemsusa.com www.comfortsystemsusa.com